# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

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|---|---|
| 1. CONTRACT ID CODE | J |
| PAGE OF PAGES | 1 / 20 |
| 2. AMENDMENT/MODIFICATION NO. | P00001 |
| 3. EFFECTIVE DATE | 08-Sep-2006 |
| 4. REQUISITION/PURCHASE REQ. NO. | SEE SCHEDULE |
| 5. PROJECT NO. (If applicable) | |
| 6. ISSUED BY CODE W81XWH | USA MED RESEARCH ACQ ACTIVITY<br>820 CHANDLER ST<br>FORT DETRICK MD 21702-5014 |
| 7. ADMINISTERED BY (If other than item 6) CODE W81XWH | USA MED RESEARCH ACQ ACTIVITY<br>ATTN: JEFF INGRAM<br>301-619-1361<br>JEFF.INGRAM@AMEDD.ARMY.MIL<br>FORT DETRICK MD 21702 |
| 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) | QUICK-MED TECHNOLOGIES INC<br>DAVID LERNER<br>3427 SW 42ND WAY<br>GAINESVILLE FL 32608-2375 |
| 9A. AMENDMENT OF SOLICITATION NO. | |
| 9B. DATED (SEE ITEM 11) | |
| X 10A. MOD. OF CONTRACT/ORDER NO. | W81XWH-06-C-0024 |
| X 10B. DATED (SEE ITEM 13) | 07-Nov-2005 |
| CODE | 3EE54 |
| FACILITY CODE | |

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. ACCOUNTING AND APPROPRIATION DATA (If required)**

See Schedule

**13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.**

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☐ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X D. OTHER (Specify type of modification and authority)
BILATERAL - PL 106-554 and Program Solicitation No FY 2006

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return ______ copies to the issuing office.

**14. DESCRIPTION OF AMENDMENT/MODIFICATION** (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: ingramj064469

THE PURPOSE OF THIS MODIFICATION IS TO:

1. Exercise Option 1 to extend the period of performance for an additional 4 months.
2. Pursuant to SBIR Program Solicitation FY 2005, this modification awards Phase II in accordance with the contractor's proposal dated 04-05-2006, which is incorporated herein by reference by mutual agreement.

PRINCIPAL INVESTIGATOR: Dr. Bernd Liesenfeld

Period of Performance: Option I - 14 September 2006 - 13 January 2007
Option II - 14 January 2007 - 14 January 2007

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

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| 15A. NAME AND TITLE OF SIGNER (Type or print) | |
| 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) | PAMELA NEVELS / ACCOUNT MANAGER<br>TEL: 301-619-8602 EMAIL: pamela.nevels@us.army.mil |
| 15B. CONTRACTOR/OFFEROR | ______ (Signature of person authorized to sign) |
| 15C. DATE SIGNED | |
| 16B. UNITED STATES OF AMERICA | BY [signature] (Signature of Contracting Officer) |
| 16C. DATE SIGNED | 18-Sep-2006 |

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $769,999.99 from $70,000.00 to $839,999.99.

The following have been modified:
 GOVERNMENT CONTACTS
Contract Specialist:

U.S. Army Medical Research Acquisition Activity (USAMRAA
ATTM: MCMR-AAA-R (Mr. Jeff Ingram)
820 Chandler Street
Fort Detrick, MD 21702-5014

Voice: (301) 619-1361
FAX: (301) 619-2505
Email: jeff.ingram@us.army.mil

Contracting Officer (KO) (Authorized official to bind the Government in Contracts)

U.S. Army Medical Research Acquisition Activity (USAMRAA)
ATTM: MCMR-AAA (Ms. Pamela Nevels)
820 Chandler Street
Fort Detrick, MD 21702-5014

Voice: (301) 619-8802
FAX: (301) 619-6662
Email: pamela.nevels@amedd.army.mil

Contracting Officer’s Representative (COR) (Government customer/office receiving supplies/services)

USAMRICD
ATTN: MCMR-UV-CC (Dr John Graham)
3100 Ricketts Point Road
Aberdeen Proving Ground
  MD, 21010-5400
Voice: (410) 436-1197
Email: John.Graham@amedd.army.mil

RESEARCH TITLE: Chemical Casualty Care: Wound Dressings Designed to Speed Wound Closure Following Debridement of Cutaneous Vesicant Injuries.

TERM OF CONTRACT: Phase I - November 14, 2005 - October 13, 2006 (Research ends May 13, 2005 for base period). The additional 5 months are to allow 1 month for submission of final report and 4 months to allow for Phase II determination. Phase II may or may not be awarded.

Phase I Option period - September 14, 2006 - February 13, 2007 (Research end January 13, 2007)

Phase II - February14, 2007 - March 13, 2009 (Research ends February 13, 2009). The additional month is to allow for submission of final report.

TOTAL CONTRACT VALUE: $840,000.00

FUNDING PROVIDED TO DATE: $385,000.00

PROJECT MANAGER: Dr. Bernd Liesenfeld

CONTRACT TYPE: Firm-Fixed Price

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0002
The CLIN extended description has changed from The contractor shall furnish the necessary equipment, personnel, facilities and supplies to conduct the SBIR Phase I research objectives in accordance with the Contract Schedule and the contractor's proposal No. A052-131-1765 Topic A05-131, pages 12-16, wich are incorporated herin by reference. See Section G for payment instructions. to The contractor shall furnish the necessary equipment, personnel, facilities and supplies to conduct the SBIR Phase II research objectives in accordance with the Contract Schedule and the contractor's proposal No. A2-2682, Topic A05-131, is incorporated herin by reference. See Section G for payment instructions. Period of Performance 14 September 2006 - 13 February 2007 (Research end 13 January 2007).
The option status has changed from Option to Option Exercised.

SUBCLIN 000201 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201				$0.00
	FUNDING FFP Additional Funding FOB: Destination PURCHASE REQUEST NUMBER: W81XWH6170M297

				NET AMT	$0.00

	ACRN AC CIN: W81XWH6170M2970001				$40,000.00

CLIN 0004 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		6		$45,833.33	$275,000.00

SBIR Phase II Year One
FFP
The contractor shall furnish the necessary equipment, personnel, facilities and supplies to conduct the SBIR Phase II research objectives in accordance with the Contract Schedule and the contractor's proposal No. A052-131-1765 Topic A05-131, pages 12-16, wich are incorporated herin by reference. See Section G for payment instructions. Period of Performance 14 February 2007 - 13 March 2009 (Research ends 13 February 2009)
FOB: Destination
PURCHASE REQUEST NUMBER: W81XWH6173M321

				NET AMT	$275,000.00

	ACRN AD CIN: W81XWH6173M3210001				$0.00

SUBCLIN 000401 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000401
	Funding, Phase II FFP Funding for year one of Phase II FOB: Destination

				NET AMT	$0.00

	ACRN AD CIN: 000000000000000000000000000000				$275,000.00

CLIN 0005 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		6		$75,833.33	$455,000.00
	Phase II Year Two FFP FOB: Destination

				NET AMT	$455,000.00

SECTION C - DESCRIPTIONS AND SPECIFICATIONS

The following have been added by full text:

THIS LOCAL CLAUSE IS TO BE INSERTED INTO ALL ARMY OR CBD SBIR or STTR PHASE II AWARDS AT THE TIME THAT THE MODIFICATION, EFFECTING PHASE II, IS ISSUED. THIS LOCAL CLAUSE DOES NOT APPLY TO OSD PHASE II AWARDS. THIS CLAUSE WILL BE IN ADDITION TO THE LOCAL CLAUSE 52.035-4038 REPORTING REQUIREMENTS (WHERE YOU ARE TO INCLUDE MONTHLY, QUARTERLY, AND ANNUAL/FINAL REPORTING REQUIREMENTS FOR ALL PHASE II SBIR or STTR AWARDS).

THIS LOCAL CLAUSE IS TO BE INSERTED INTO ALL ARMY OR CBD SBIR or STTR PHASE II AWARDS AT THE TIME THAT THE MODIFICATION, EFFECTING PHASE II, IS ISSUED. THIS LOCAL CLAUSE DOES NOT APPLY TO OSD PHASE II AWARDS. THIS CLAUSE WILL BE IN ADDITION TO THE LOCAL CLAUSE 52.035-4038 REPORTING REQUIREMENTS (WHERE YOU ARE TO INCLUDE MONTHLY, QUARTERLY, AND ANNUAL/FINAL REPORTING REQUIREMENTS FOR ALL PHASE II SBIR or STTR AWARDS).

RESEARCH AND DEVELOPMENT (R&D) PROJECT SUMMARY - SBIR/STTR PHASE II PROJECT SUMMARY (SEPTEMBER 2006) (USAMRAA)

The contractor shall submit a final, publicly releasable SBIR/STTR Phase II R&D Project Summary at the end of the contract. The summary shall be an unclassified, non-sensitive, and non-proprietary summation of results that is intended for public viewing on the Army SBIR / STTR Small Business Portal. The project summary shall address the data requirements, described below, on a summary basis and shall not exceed 800 words. The summary shall be submitted electronically and shall be in HTML format.

Since the Department of Defense (DOD) will be publishing the summary, this project summary shall not contain any proprietary, classified, or International Traffic in Arms Regulations (ITAR) restricted data.

The Contractor shall deliver one electronic draft "SBIR/STTR Phase II R&D Project Summary" to the Contracting Officer's Representative (COR), with a copy to the Contract Specialist, 23 months after the date of the modification to their contract effecting the commencement of Phase II. The COR shall review the draft report and return it to the Contractor within 15 calendar days of receipt, with any necessary comments. The Contractor shall submit one final "SBIR/STTR Phase II R&D Project Summary," by electronic means, to the COR, with a copy to the Contract Specialist, within 15 calendar days after receipt of the draft comments from the COR, or not later than 24 months after date of modification effecting Phase II (See Website: www.armysbir.com.)

Data Requirements - Format and Content Preparation Instructions --

Use, Relationships:

The R&D Project Summary shall report key project administrative, programmatic, and technical data, to include administrative and research objectives, innovative approaches, accomplishments, plans, technology transitions, technology transfers, and issues. The technical data contained in the R&D Project Summary will enable a comprehensive assessment of project goals, progress and status. The format and content preparation instructions outlined below shall be used for the data product, generated by specific and discrete task requirements as delineated in the contract statement of work (SOW).

Requirements:

1. Project Information.

1.1. Administrative Information.

1.1.1. Subcontractors. Verify each subcontractor.

1.1.2. Performing Organization Contacts.

1.1.2.1. Principal Investigator(s) Contact. Verify the name, organization, business address, business phone, business fax, and e-mail address of each principal investigator.

1.1.2.2. Administrative Contact. Verify the name, organization, business address, business phone, business fax, and e-mail address of the administrative point of contact.

1.1.2.3. Reserved.

1.1.2.4. Programmatic/Technical Reporter Contact. If the Principal Investigator is not the reporter of the programmatic/technical data verify the name, organization, business address, business phone, business fax, and e-mail address of the programmatic/technical reporter point of contact.

1.2. Programmatic Information.

1.2.1. Project Uniform Resource Locator (URL). Provide the project URL.

1.2.2. Project Description.

1.2.2.1. Research Objectives.

1.2.2.2. Problem Description. Provide a concise description of the problem area addressed by this research project.

1.2.2.2.1. Research Goals. Identify specific research goals of this project. Identify and quantify expected performance improvements from this research. Identify new capabilities enabled by this research. Identify and discuss salient features and capabilities of developmental hardware and software prototypes.

1.2.2.2.2. Expected Impact. Describe the expected impact of the research project, if successful, to the problem area.

1.2.2.3. Technical Approach.

1.2.2.3.1. Detailed Description of Technical Approach. Provide a detailed description of the technical approach that was used in this project to achieve the research goals. Specifically identify and discuss innovative aspects of the technical approach.

1.2.2.3.2. Comparison with Current Technology. Describe state-of-the-art approaches and the limitations within the context of the problem area addressed by this research.

1.2.2.4. Schedule and Milestones.

1.2.2.4.1. Schedule Graphic. Provide a graphic representation of the project schedule. Show all project milestones. Use absolute time designations for all dates.

1.2.2.4.2. Reserved.

1.2.2.5. Deliverables Description. List and provide a description for each planned deliverable and expected delivery dates for each deliverable.

1.2.2.6. Technology Transition and Technology Transfer Targets and Plans. Discuss plans for technology transition and transfer. Identify specific military and commercial organizations for technology transition or transfer. Specify anticipated dates for transition or transfer.

1.2.2.7. Quad Chart. Provide a Quad Chart as one (1) landscape-oriented page divided into four quadrants and suitable for use in briefings using the following format:

PROJECT TITLE
______________________________________________________________________________________
  GRAPHIC:     |  NEW IDEAS:
|
A visually compelling graphic that  | List new technical ideas embodied
conveys the key technological idea(s)  | by the research.
or the expected impact of the research.  |
|
______________________________________________________________________________________
 IMPACT:    | SCHEDULE:
|
Quantitative statements discussing how  | Use absolute time designations
this research can revolutionize an area of  | for all dates.
importance to the Department of Defense.  |
______________________________________________________________________________________

2. Reserved.

3. Technical Report.

3.1. Project Progress.

3.1.1. Progress Against Planned Objectives. Update the status of the specific objectives. For each objective, indicate if the objective was or was not accomplished. For each objective not accomplished, detail the current status of the objective.

3.1.2. Technical Accomplishments this Period. Describe the technical accomplishments made.

3.1.3. Improvements to Prototypes this Period. Provide a detailed, quantitative description of significant new features, capabilities and performance enhancements to hardware and software prototypes made.

3.1.4. Significant Changes to Technical Approach to Date. Identify and provide a detailed description of and rationale for significant changes to the technical approach since the start of the research project.

3.1.5. Deliverables this Period. Report the deliverables (excluding Technology Transition and Transfer covered under 3.1.6.) submitted. List the Deliverable Name, Type of Deliverable (e.g. hardware or software item, demonstration, milestone, design study or other documentation), and Date of Submission. Specify the organization that received the deliverable.

3.1.6. Technology Transition and Transfer this Period.

3.1.6.1. Technology Transition and Transfer Description. List and describe the features and performance capabilities for each technology transitioned or transferred.

3.1.6.2. Technology Transition and Transfer List. For each technology transitioned or transferred, identify the specific military, commercial, or other transition or transfer organization(s) and the application context.

3.1.6.3. Technology Transition and Transfer Contacts. For each technology transitioned or transferred, specify the~~,~~ organization that received the transitioned or transferred technology.

3.1.7. Reserved.

3.1.8. Reserved.

3.1.9. Issues or Concerns. Summarize any funding, technical, programmatic, or other issues or concerns as well as recommended actions for consideration.

3.2. Project Plans.

3.2.1. Planned Activities. Describe the planned activities. Discuss the risks and payoffs corresponding to the planned activities. Include a discussion of planned experiments, demonstrations, presentations, and technical papers.

3.2.2. Reserved.

FOR RESEARCH AND DEVELOPMENT CONTRACT AWARDS WITH VARIOUS REPORTING REQUIREMENTS.

Fill in appropriate name and address of contract specialist and COR in monthly and quarterly reporting clauses. Areas are marked in "Red."

DELETE AND RENUMBER PARAGRAPHS (and, if applicable, quarterly report format), AS APPLICABLE. --- CHOOSE FROM THE FOLLOWING:

PARAGRAPH 1. - MONTHLY TECHNICAL PROGRESS REPORTS - USED PREVIOUSLY FOR PHASE I SBIR AWARDS

PARAGRAPH 2. - QUARTERLY REPORTS - USED PREVIOUSLY FOR PHASE II SBIR AWARDS (ensure that report format for quarterly reports, following quarterly report initial information, is included). The Quarterly report should be modified to indicate (per instructions from the COR) if four (4) quarterly reports are required or if three (3) quarterly reports are required and then have the final report include the quarterly information

PARAGRAPH 3 - ANNUAL AND FINAL REPORTS - USED PREVIOUSLY FOR ALL RESEARCH AND DEVELOPMENT CONTRACT AWARDS

FOR RESEARCH AND DEVELOPMENT CONTRACT AWARDS WITH VARIOUS REPORTING REQUIREMENTS.

Fill in appropriate name and address of contract specialist and COR in monthly and quarterly reporting clauses. Areas are marked in "Red."

DELETE AND RENUMBER PARAGRAPHS (and, if applicable, quarterly report format), AS APPLICABLE. --- CHOOSE FROM THE FOLLOWING:

PARAGRAPH 1. - MONTHLY TECHNICAL PROGRESS REPORTS - USED PREVIOUSLY FOR PHASE I SBIR AWARDS

PARAGRAPH 2. - QUARTERLY REPORTS - USED PREVIOUSLY FOR PHASE II SBIR AWARDS (ensure that report format for quarterly reports, following quarterly report initial information, is included). The Quarterly report should be modified to indicate (per instructions from the COR) if four (4) quarterly reports are required or if three (3) quarterly reports are required and then have the final report include the quarterly information

PARAGRAPH 3 - FORMAT REQUIREMENTS FOR ANNUAL AND FINAL REPORTS - USED PREVIOUSLY FOR ALL RESEARCH AND DEVELOPMENT CONTRACT AWARDS

FOR RESEARCH AND DEVELOPMENT CONTRACT AWARDS WITH VARIOUS REPORTING REQUIREMENTS.

Fill in appropriate name and address of contract specialist and COR in monthly and quarterly reporting clauses. Areas are marked in "Red."

DELETE AND RENUMBER PARAGRAPHS (and, if applicable, quarterly report format), AS APPLICABLE. --- CHOOSE FROM THE FOLLOWING:

PARAGRAPH 1. - MONTHLY TECHNICAL PROGRESS REPORTS - USED PREVIOUSLY FOR PHASE I SBIR AWARDS

PARAGRAPH 2. - QUARTERLY REPORTS - USED PREVIOUSLY FOR PHASE II SBIR AWARDS (ensure that report format for quarterly reports, following quarterly report initial information, is included). The Quarterly report should be modified to indicate (per instructions from the COR) if four (4) quarterly reports are required or if three (3) quarterly reports are required and then have the final report include the quarterly information

PARAGRAPH 3 - ANNUAL AND FINAL REPORTS - USED PREVIOUSLY FOR ALL RESEARCH AND DEVELOPMENT CONTRACT AWARDS

REPORTING REQUIREMENTS (MARCH 2005) (USAMRAA)

1. MONTHLY TECHNICAL PROGRESS REPORTS

 a. The contractor shall submit a Monthly Technical Progress Report covering work accomplished during each calendar month of contract performance. It shall be brief, factual, and informal, and shall be prepared in accordance with the following:

(1) Cover containing:

(a) Contract number and title

(b) Type of report, sequence number of report, and period of performance being reported

(c) Contractor's name, address, and telephone number

(d) Principal Investigator

(e) Date of publication

(f) Contracting Officer's Representative

(2) Section I - A brief introduction covering the purpose and scope of the research effort.

(3) Section II - A brief description of overall progress to date plus a separate description for each task or other logical segment of work on which effort was expended during the report period. Description shall include pertinent data and graphs in sufficient detail to explain any significant results achieved.

(4) Section III - Problem Areas

(a) A description of current problems that may impede performance along with proposed corrective action.

(b) A description of anticipated problems that have a potential to impede progress and what corrective action is planned should the problem materialize.

(5) Section IV - A description of work to be performed during the next reporting period.

(6) Section V - Administrative Comments (Optional) - Description of proposed site visits and participation in technical meetings, journal manuscripts in preparation, coordination with other organizations conducting related work, etc.

(7) Section VI - A Gantt Chart showing actual progress versus scheduled progress.

b.  Monthly Technical Progress Reports shall be prepared by the seventh day following the month being reported, and shall be received within 10 days of the report month. The Monthly Technical Progress Report shall be submitted to the following addresses:

One Copy:  Director
U.S. Army Medical Research Acquisition Activity (USAMRAA)
ATTN: MCMR-AAA-B
820 Chandler Street
Fort Detrick, MD 21702-5014

One Copy:  USAMRICD
ATTN: MCMR-UV-CC (Dr. John Graham)
3100 Ricketts Point Road
Aberdeen Proving Ground MD, 21010-5400

2. QUARTERLY REPORTS

  a. Quarterly reports are the most immediate and direct contact between the Principal Investigator (PI) and the Contracting Officer's Representative (COR). The reports provide the means for keeping this Command advised of developments and problems as the contract effort proceeds. The quarterly reports also provide a measure against which decisions on release of funding and on requests for supplements are made.

  b. In accordance with Section C., a Quarterly Report shall be submitted for each three-month period beginning with the effective date of the contract. This requirement includes all three-month periods of the contract.

c. Copies of each report shall be submitted in the quantities indicated to the addresses shown below within fifteen (15) days after the end of each quarter. Internal Government distribution will be made by those offices.

(1) One (l) copy of the report to:

USAMRICD
ATTN: MCMR-UV-CC (Dr. John Graham)
3100 Ricketts Point Road
Aberdeen Proving Ground MD, 21010-5400

(2) One (1) copy of the report to:

  Director
  U.S. Army Medical Research Acquisition Activity
  ATTN: MCMR-AAA-B
820 Chandler Street
  Fort Detrick, MD 21702-5014

d. Photocopies of the blank Quarterly Report sample shown on the following page shall serve as the format. Each item of the report format shall be completed or addressed.

QUARTERLY REPORT FORMAT

1. Contract No. _______________________________2. Report Date _____________

3. Reporting period from __________________________ to ________________________

4. PI ________________________________________ 5. Telephone No. ______________

6. Institution_________________________________________________________________

7. Project Title______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

8. Current staff, with percent effort of each on project.

__________________________ _____% __________________________ _____%

__________________________ _____% __________________________ _____%

9. Contract expenditures to date (as applicable):

This Qtr/Cumulative    This Qtr/Cumulative

Personnel ___________________/_____________Travel ___________/_____________

Fringe Benefits ______________/____________Equipment ____________/_________

Supplies ___________________/______________Other ______________/___________

This Qtr/Cumulative

Subtotal _______________________/________________

Indirect Costs _________________/________________

Fee ____________________________/________________

Total _________________________/_________________

10. Comments on administrative and logistical matters.

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

11. Use additional page(s), as necessary, to describe scientific progress for the quarter in terms of the tasks or objectives listed in the statement of work for this contract.

12. Use additional page(s) to present a brief statement of plans or milestones for the next quarter.

3. FORMAT REQUIREMENTS FOR ANNUAL/FINAL REPORTS

 a. Annual reports must provide a complete summary of the research accomplishments to date with respect to the approved Statement of Work. Journal articles can be substituted for detailed descriptions of specific aspects of the research, but the original articles must be attached to the report as an appendix and appropriately referenced in the text. The importance of the report to decisions relating to continued support of the research cannot be over-emphasized. A report shall be submitted within 30 calendar days of the anniversary date of the award (a final report will be submitted upon completion of the research (last year of the award)).

b. A final report summarizing the entire research effort, citing data in the annual reports and appended publications shall be submitted at the end of the award performance period. The final report will provide a complete reporting of the research findings. Journal publications can be substituted for detailed descriptions of specific aspects of the research, but an original copy of each publication must be attached as an appendix and appropriately referenced in the text. All final reports must include a bibliography of all publications and meeting abstracts and a list of personnel (not salaries) receiving pay from the research effort.

Although there is no page limitation for the reports, each report shall be of sufficient length to provide a thorough description of the accomplishments with respect to the approved Statement of Work. Submission of the report in electronic format (PDF or Word file only) shall be submitted to https://ers.detrick.army.mil.

 All reports shall have the following elements, in this order:

 FRONT COVER: A Sample front cover is provided at https://mrmc.detrick.army.mil/rrpindex.asp. The Accession Document (AD) Number should remain blank.

 STANDARD FORM 298: A Sample SF 298 is provided at https://mrmc.detrick.army.mil/rrpindex.asp. The abstract in Block 13 must state the purpose, scope, major findings and be an up-to-date report of the progress in terms of results and significance. Subject terms are keywords that may have previously assigned to the proposal abstract or are keywords that may be significant to the research. The number of pages shall include all pages that have printed data (including the front cover, SF 298, table of contents, and all appendices). Please count pages carefully to ensure legibility and that there are no missing pages as this delays processing of reports. Page numbers should be typed: please do not hand number pages.

 TABLE OF CONTENTS: Sample table of contents provided at https://mrmc.detrick.army.mil/rrpindex.asp.

 INTRODUCTION: Narrative that briefly (one paragraph) describes the subject, purpose and scope of the research.

 BODY: This section of the report shall describe the research accomplishments associated with each task outlined in the approved Statement of Work. Data presentation shall be comprehensive in providing a complete record of the research findings for the period of the report. Provide data explaining the relationship of the most recent findings with that of previously reported findings. Appended publications and/or presentations may be substituted for detailed descriptions of methodology but must be referenced in the body of the report. If applicable, for each task outlined in the Statement of Work, reference appended publications and/or presentations for details of result findings and tables and/or figures. The report shall include negative as well as positive findings. Include problems in accomplishing any of the tasks. Statistical tests of significance shall be applied to all data whenever possible. Figures and graphs referenced in the text may be embedded in the text or appended. Figures and graphs can also be referenced in the text and appended to a publication. Recommended changes or future work to better address the research topic may also be included, although changes to the original Statement of Work must be approved by the Army Contracting Officer's Representative. This approval must be obtained prior to initiating any change to the original Statement of Work.

 KEY RESEARCH ACCOMPLISHMENTS: Bulleted list of key research accomplishments emanating from this research.

 REPORTABLE OUTCOMES: Provide a list of reportable outcomes that have resulted from this research to include:

manuscripts, abstracts, presentations; patents
and licenses applied for and/or issued; degrees
obtained that are supported by this award;
development of cell lines, tissue or serum
repositories; infomatics such as databases and
animal models, etc.; funding applied for based
on work supported by this award; employment
or research opportunities applied for and/or
received based on experience/training supported
by this award.

 CONCLUSION: Summarize the results to include the importance and/or implications of the completed research and when necessary, recommend changes on future work to better address the problem. A "so what section" which evaluates the knowledge as a scientific or medical product shall also be included in the conclusion of the report.

 REFERENCES: List all references pertinent to the report using a standard journal format (i.e. format used in Science, Military Medicine, etc.).

 APPENDICES: Attach all appendices that contain information that supplements, clarifies or supports the text. Examples include original copies of journal articles, reprints of manuscripts and abstracts, a curriculum vitae, patent applications, study questionnaires, and surveys, etc.

Pages shall be consecutively numbered throughout the report. DO NOT RENUMBER PAGES IN THE APPENDICES.

Mark all pages of the report which contain proprietary or unpublished data that should be protected by the U.S. Government. REPORTS NOT PROPERLY MARKED FOR LIMITATION WILL BE DISTRIBUTED AS APPROVED FOR PUBLIC RELEASE. It is the responsibility of the Principal Investigator to advise the U.S. Army Medical Research and Materiel Command when restricted limitation assigned to a document can be downgraded to Approved for Public Release. DO NOT USE THE WORD "CONFIDENTIAL" WHEN MARKING DOCUMENTS.

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000201:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for CLIN 0004:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 000401:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for CLIN 0005:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0002 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 14-JUN-2006 TO 13-OCT-2006	N/A	USA MED RESEARCH AND MATERIEL COM JUANITA LIVINGSTON 504 SCOTT STREET FORT DETRICK MD 21702-5012 FOB: Destination	W23RYX

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 14-SEP-2006 TO 13-FEB-2007	N/A	USA MED RESEARCH AND MATERIEL COM JUANITA LIVINGSTON 504 SCOTT STREET FORT DETRICK MD 21702-5012 FOB: Destination	W23RYX

The following Delivery Schedule item has been added to CLIN 0004:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 14-FEB-2007 TO 13-MAR-2009	N/A	N/A FOB: Destination

The following have been modified:
 PERIOD OF PERFORMANCE
a. Phase I Option period - September 14, 2006 - February 13, 2007 (Research end January 13, 2007)

b.	Phase II - February14, 2007 - March 13, 2009 (Research ends February 13, 2009). The additional month is to allow for submission of final report.

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $315,000.00 from $70,000.00 to $385,000.00.

SUBCLIN 000201:
Funding on SUBCLIN 000201 is initiated as follows:

ACRN: AC

CIN: W81XWH6170M2970001

Acctng Data: 2162040000006N6N7A665502M4000255Y6P66SBMIPR6J6NR4D16966SB6P011071

Increase: $40,000.00

Total: $40,000.00

CLIN 0004:
Funding on CLIN 0004 is initiated as follows:

ACRN: AD

CIN: W81XWH6173M3210001

Acctng Data: 2162040000006N6N7A665502M4000255Y6P66SBMIPR6J6NR4D18666SB6P011071

Increase: $0.00

Total: $0.00

SUBCLIN 000401:
Funding on SUBCLIN 000401 is initiated as follows:

ACRN: AD

CIN: 000000000000000000000000000000

Acctng Data: 2162040000006N6N7A665502M4000255Y6P66SBMIPR6J6NR4D18666SB6P011071

Increase: $275,000.00

Total: $275,000.00

SECTION I - CONTRACT CLAUSES

The following have been added by full text:

THIS LOCAL CLAUSE IS TO BE INSERTED INTO ALL ARMY OR CBD SBIR or STTR PHASE II AWARDS AT THE TIME THAT THE MODIFICATION, EFFECTING PHASE II, IS ISSUED. THIS LOCAL CLAUSE DOES NOT APPLY TO OSD PHASE II AWARDS. THIS CLAUSE WILL BE IN ADDITION TO THE LOCAL CLAUSE 52.035-4038 REPORTING REQUIREMENTS (WHERE YOU ARE TO INCLUDE MONTHLY, QUARTERLY, AND ANNUAL/FINAL REPORTING REQUIREMENTS FOR ALL PHASE II SBIR or STTR AWARDS).

THIS LOCAL CLAUSE IS TO BE INSERTED INTO ALL ARMY OR CBD SBIR or STTR PHASE II AWARDS AT THE TIME THAT THE MODIFICATION, EFFECTING PHASE II, IS ISSUED. THIS LOCAL CLAUSE DOES NOT APPLY TO OSD PHASE II AWARDS. THIS CLAUSE WILL BE IN ADDITION TO THE LOCAL CLAUSE 52.035-4038 REPORTING REQUIREMENTS (WHERE YOU ARE TO INCLUDE MONTHLY, QUARTERLY, AND ANNUAL/FINAL REPORTING REQUIREMENTS FOR ALL PHASE II SBIR or STTR AWARDS).

RESEARCH AND DEVELOPMENT (R&D) PROJECT SUMMARY - SBIR/STTR PHASE II PROJECT SUMMARY (SEPTEMBER 2006) (USAMRAA)

The contractor shall submit a final, publicly releasable SBIR/STTR Phase II R&D Project Summary at the end of the contract. The summary shall be an unclassified, non-sensitive, and non-proprietary summation of results that is intended for public viewing on the Army SBIR / STTR Small Business Portal. The project summary shall address the data requirements, described below, on a summary basis and shall not exceed 800 words. The summary shall be submitted electronically and shall be in HTML format.

Since the Department of Defense (DOD) will be publishing the summary, this project summary shall not contain any proprietary, classified, or International Traffic in Arms Regulations (ITAR) restricted data.

The Contractor shall deliver one electronic draft "SBIR/STTR Phase II R&D Project Summary" to the Contracting Officer's Representative (COR), with a copy to the Contract Specialist, 23 months after the date of the modification to their contract effecting the commencement of Phase II. The COR shall review the draft report and return it to the Contractor within 15 calendar days of receipt, with any necessary comments. The Contractor shall submit one final "SBIR/STTR Phase II R&D Project Summary," by electronic means, to the COR, with a copy to the Contract Specialist, within 15 calendar days after receipt of the draft comments from the COR, or not later than 24 months after date of modification effecting Phase II (See Website: www.armysbir.com.)

Data Requirements - Format and Content Preparation Instructions --

Use, Relationships:

The R&D Project Summary shall report key project administrative, programmatic, and technical data, to include administrative and research objectives, innovative approaches, accomplishments, plans, technology transitions, technology transfers, and issues. The technical data contained in the R&D Project Summary will enable a comprehensive assessment of project goals, progress and status. The format and content preparation instructions outlined below shall be used for the data product, generated by specific and discrete task requirements as delineated in the contract statement of work (SOW).

Requirements:

1. Project Information.

1.1. Administrative Information.

1.1.1. Subcontractors. Verify each subcontractor.

1.1.2. Performing Organization Contacts.

1.1.2.1. Principal Investigator(s) Contact. Verify the name, organization, business address, business phone, business fax, and e-mail address of each principal investigator.

1.1.2.2. Administrative Contact. Verify the name, organization, business address, business phone, business fax, and e-mail address of the administrative point of contact.

1.1.2.3. Reserved.

1.1.2.4. Programmatic/Technical Reporter Contact. If the Principal Investigator is not the reporter of the programmatic/technical data verify the name, organization, business address, business phone, business fax, and e-mail address of the programmatic/technical reporter point of contact.

1.2. Programmatic Information.

1.2.1. Project Uniform Resource Locator (URL). Provide the project URL.

1.2.2. Project Description.

1.2.2.1. Research Objectives.

1.2.2.2. Problem Description. Provide a concise description of the problem area addressed by this research project.

1.2.2.2.1. Research Goals. Identify specific research goals of this project. Identify and quantify expected performance improvements from this research. Identify new capabilities enabled by this research. Identify and discuss salient features and capabilities of developmental hardware and software prototypes.

1.2.2.2.2. Expected Impact. Describe the expected impact of the research project, if successful, to the problem area.

1.2.2.3. Technical Approach.

1.2.2.3.1. Detailed Description of Technical Approach. Provide a detailed description of the technical approach that was used in this project to achieve the research goals. Specifically identify and discuss innovative aspects of the technical approach.

1.2.2.3.2. Comparison with Current Technology. Describe state-of-the-art approaches and the limitations within the context of the problem area addressed by this research.

1.2.2.4. Schedule and Milestones.

1.2.2.4.1. Schedule Graphic. Provide a graphic representation of the project schedule. Show all project milestones. Use absolute time designations for all dates.

1.2.2.4.2. Reserved.

1.2.2.5. Deliverables Description. List and provide a description for each planned deliverable and expected delivery dates for each deliverable.

1.2.2.6. Technology Transition and Technology Transfer Targets and Plans. Discuss plans for technology transition and transfer. Identify specific military and commercial organizations for technology transition or transfer. Specify anticipated dates for transition or transfer.

1.2.2.7. Quad Chart. Provide a Quad Chart as one (1) landscape-oriented page divided into four quadrants and suitable for use in briefings using the following format:

PROJECT TITLE
______________________________________________________________________________________
  GRAPHIC:     |  NEW IDEAS:
|
A visually compelling graphic that  | List new technical ideas embodied
conveys the key technological idea(s)  | by the research.
or the expected impact of the research.  |
|
______________________________________________________________________________________
 IMPACT:    | SCHEDULE:
|
Quantitative statements discussing how  | Use absolute time designations
this research can revolutionize an area of  | for all dates.
importance to the Department of Defense.  |
______________________________________________________________________________________

2. Reserved.

3. Technical Report.

3.1. Project Progress.

3.1.1. Progress Against Planned Objectives. Update the status of the specific objectives. For each objective, indicate if the objective was or was not accomplished. For each objective not accomplished, detail the current status of the objective.

3.1.2. Technical Accomplishments this Period. Describe the technical accomplishments made.

3.1.3. Improvements to Prototypes this Period. Provide a detailed, quantitative description of significant new features, capabilities and performance enhancements to hardware and software prototypes made.

3.1.4. Significant Changes to Technical Approach to Date. Identify and provide a detailed description of and rationale for significant changes to the technical approach since the start of the research project.

3.1.5. Deliverables this Period. Report the deliverables (excluding Technology Transition and Transfer covered under 3.1.6.) submitted. List the Deliverable Name, Type of Deliverable (e.g. hardware or software item, demonstration, milestone, design study or other documentation), and Date of Submission. Specify the organization that received the deliverable.

3.1.6. Technology Transition and Transfer this Period.

3.1.6.1. Technology Transition and Transfer Description. List and describe the features and performance capabilities for each technology transitioned or transferred.

3.1.6.2. Technology Transition and Transfer List. For each technology transitioned or transferred, identify the specific military, commercial, or other transition or transfer organization(s) and the application context.

3.1.6.3. Technology Transition and Transfer Contacts. For each technology transitioned or transferred, specify the~~,~~ organization that received the transitioned or transferred technology.

3.1.7. Reserved.

3.1.8. Reserved.

3.1.9. Issues or Concerns. Summarize any funding, technical, programmatic, or other issues or concerns as well as recommended actions for consideration.

3.2. Project Plans.

3.2.1. Planned Activities. Describe the planned activities. Discuss the risks and payoffs corresponding to the planned activities. Include a discussion of planned experiments, demonstrations, presentations, and technical papers.

3.2.2. Reserved.

(End of Summary of Changes)